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Exhibit (10)(xv)

GREAT LAKES CHEMICAL CORPORATION
2002 STOCK OPTION AND INCENTIVE PLAN

        1.    Plan Purpose.    The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining officers, directors and key employees of the Company and its Affiliates.

        2.    Definitions.    The following definitions are applicable to the Plan:

        "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company as such terms are defined in Code sections 424(e) and (f), respectively.

        "Affiliated SAR" means a SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised. The deemed exercise of an Affiliated SAR will not necessitate a reduction in the number of Shares subject to the related Option.

        "Award" means the grant by the Committee of Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Shares, Restricted Share Units, Performance Shares or any combination thereof, as provided in the Plan.

        "Award Agreement" means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

        "Base Price" means the amount over which the appreciation in value of a Share will be measured upon exercise of a SAR.

        "Board" means the Board of Directors of the Company.

        "Cause" means (a) a Participant's dishonesty, fraud or misconduct with respect to the business or affairs of the Company or any Affiliate which materially and adversely affects the operations or reputation of the Company or any Affiliate (monetarily or otherwise); (b) a Participant's conviction of a felony crime or a crime involving moral turpitude or entry of a plea of nolo contendre thereof; (c) a Participant's violation of the Company's Code of Conduct; or (d) a Participant's violation of the Company's or an Affiliate's drug and/or alcohol policy.

        "Change in Control" means each of the events set forth in any one of the following paragraphs:

  (a)
  any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act (as in effect as of the date of this Plan) other than (i) the Company, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company (any such person is hereinafter referred to as a "Person"), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 20% of the combined voting power of the Company's then outstanding securities (not including in the securities beneficially owned by such Person any securities acquired directly from the Company);

  (b)
  there is consummated a merger or consolidation of the Company with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent, in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, immediately after such merger or consolidation, more than 70% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation;

  (c)
  the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets to any Person; or

  (d)
  during any period of two consecutive years (not including any period prior to the date of this Agreement), individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a Person who has entered into an agreement with the Company to effect a transaction described in (a), (b), or (c) above) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof.

    For purposes of this Plan, where a change in control of the Company results from a series of related transactions, the change in control of the Company shall be deemed to have occurred on the date of the consummation of the first such transaction. For purposes of paragraph (a) above, the stockholders of another corporation (other than the Company or a corporation described in clause (iv) of paragraph (a)) shall be deemed to constitute a Person. Further, it is understood by the parties that the sale, transfer, or other disposition of a subsidiary of the Company shall not constitute a change in control of the Company giving rise to payments or benefits under this Plan.

        "Code" means the Internal Revenue Code of 1986, as amended, and its interpretive regulations.

        "Committee" means the Committee appointed by the Board pursuant to Section 3 of the Plan.

        "Company" means Great Lakes Chemical Corporation, a Delaware corporation.

        "Continuous Service" means, in the case of an Employee, the absence of any interruption or termination of service as an Employee of the Company or an Affiliate; and in the case of an individual who is not an Employee, the absence of any interruption or termination of the service relationship between the individual and the Company or an Affiliate. Service will not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of a Participant's transfer between the Company and an Affiliate or any successor to the Company.

        "Director" means any individual who is a member of the Board.

        "Disability" means total and permanent disability as determined by the Committee pursuant to Code section 22(e)(3).

        "EBITDA" means earnings before interest, taxes, depreciation and amortization.

        "Employee" means any person, including an officer or Director, who is employed by the Company or any Affiliate.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Exercise Price" means the price per Share at which the Shares subject to an Option may be purchased upon exercise of the Option.

        "Freestanding SAR" means a SAR that is granted independently of any Option.

        "Incentive Stock Option" means an option to purchase Shares granted by the Committee pursuant to the terms of the Plan that is intended to qualify under Code section 422.

        "Market Value" means the last reported sale price on the last trading date preceding the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of one Share on the New York Stock Exchange, or, if the Shares are not listed on the New York Stock Exchange, on the principal exchange on which the Shares are listed for trading, or, if the Shares are not listed for trading on any exchange, the average trading price of one Share on the date in question as reported on the Nasdaq National Market or any similar system then in use, or, if the Shares are not listed on the Nasdaq National Market, the mean between the closing high bid and low asked quotations of one Share on the date in question as reported by Nasdaq or any similar system then in use, or, if no such quotations are available, the fair market value on such date of one Share as the Committee shall determine.

        "Non-Qualified Stock Option" means an option to purchase Shares granted by the Committee pursuant to the terms of the Plan, which option is not intended to qualify under Code section 422.

        "Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

        "Participant" means any individual selected by the Committee to receive an Award.

        "Performance Cycle" means the period of time, designated by the Committee, over which Performance Shares may be earned.

        "Performance Shares" means Shares awarded pursuant to Section 14 of the Plan.

        "Plan" means the Great Lakes Chemical Corporation 2002 Stock Option and Incentive Plan.

        "Reorganization" means the liquidation or dissolution of the Company, or any merger, consolidation or combination of the Company (other than a merger, consolidation or combination in which the Company is the continuing entity and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property or any combination thereof).

        "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 11 or 12 of the Plan with respect to Restricted Shares or Restricted Share Units.

        "Restricted Shares" means Shares that have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 11 of the Plan, so long as such restrictions are in effect.

        "Restricted Share Units" means an Award of units pursuant to Section 12 of the Plan. Each Restricted Share Unit shall, at all times, be equal in value to the Market Value of one Share of the Company.

        "Retirement" means, in the case of an Employee, a termination of Continuous Service by reason of the Employee's retirement under the Company's Retirement Plan for Certain Employees, or, any other defined benefit retirement plan sponsored by the Company or an Affiliate, that the Employee is eligible to retire under, or any successor plan.

        "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, pursuant to Section 13 of the Plan.

        "Securities Act" means the Securities Act of 1933, as amended.

        "Shares" means the shares of common stock, $1.00 par value, of the Company.

        "Tandem SAR" means a SAR that is granted in connection with a related Option, the exercise of which requires forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR is canceled to the same extent).

        3.    Administration.    The Plan will be administered by the Committee, which will consist of two or more members of the Board, each of whom will be a "non-employee director" as provided under Rule 16b-3 of the Exchange Act, and an "outside director" as provided under Code section 162(m). The members of the Committee will be appointed by the Board. Except as limited by the express provisions of the Plan, the Committee will have sole and complete authority and discretion to

(a) select Participants and grant Awards; (b) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (c) determine the terms and conditions upon which Awards will be granted under the Plan; (d) prescribe the form and terms of Award Agreements; (e) establish procedures and regulations for the administration of the Plan; (f) interpret the Plan; and (g) make all determinations deemed necessary or advisable for the administration of the Plan.

        A majority of the Committee will constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Committee without a meeting, will be acts of the Committee. All determinations and decisions made by the Committee pursuant to the provisions of the Plan will be final, conclusive, and binding on all persons, and will be given the maximum deference permitted by law.

        4.    Participants.    The Committee may select from time to time Participants in the Plan from those officers, Directors and key Employees of the Company or its Affiliates who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the Company or its Affiliates.

        5.    Shares Subject to Plan, Limitations on Grants and Exercise Price.    Subject to adjustment by the operation of Section 15 hereof:

  (a)
  The maximum number of Shares that may be issued with respect to Awards made under the Plan is 2,500,000 Shares. The number of Shares that may be granted under the Plan to any Participant during the term of the Plan under all forms of Awards will not exceed 150,000 Shares per calendar year.

  (b)
  The Shares with respect to which Awards may be made under the Plan may either be authorized and unissued shares or issued shares heretofore or hereafter reacquired and held as treasury shares. Any Award that expires, terminates or is surrendered for cancellation, or with respect to Restricted Shares, which is forfeited (so long as any cash dividends paid on such Shares are also forfeited), may be subject to new Awards under the Plan with respect to the number of Shares as to which a termination or forfeiture has occurred.

  (c)
  The Exercise Price for any Award made under the Plan may not be less than the Market Value of the Shares as of the date of the award.

        6.    General Terms and Conditions of Options.    The Committee will have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to prescribe the terms and conditions (which need not be identical among Participants) of the Options. Each Option will be evidenced by an Award Agreement that will specify: (a) the Exercise Price, (b) the number of Shares subject to the Option, (c) the expiration date of the Option, (d) the manner, time and rate (cumulative or otherwise) of exercise of the Option, (e) the restrictions, if any, to be placed upon the Option or upon Shares that may be issued upon exercise of the Option, (f) the conditions, if any, under which a Participant may transfer or assign Options, and (g) any other terms and conditions as the Committee, in its sole discretion, may determine. The Committee may, as a condition of granting any Option, require that a Participant agree to surrender for cancellation one or more Options previously granted to such Participant.

        7.    Exercise of Options.

  (a)
  Except as provided in Section 18, an Option granted under the Plan will be exercisable during the lifetime of the Participant to whom such Option was granted only by the Participant, and except as provided in Section 8 of the Plan, no Option may be exercised unless at the time the Participant exercises the Option, the Participant has maintained Continuous Service since the date of the grant of the Option.

  (b)
  To exercise an Option under the Plan, the Participant must give written notice to the Company specifying the number of Shares with respect to which the Participant elects to exercise the Option together with full payment of the Exercise Price. The date of exercise will be the date on which the notice is received by the Company. Payment may be made either (i) in cash (including check, bank draft or money order), (ii) by tendering Shares already owned by the Participant for at least six (6) months or such longer period required for financial reporting purposes to avoid a charge to earnings prior to the date of exercise and having a Market Value on the date of exercise equal to the Exercise Price, (iii) through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to Shares issuable upon exercise of the Option and the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company to cover the Exercise Price, or (iv) by any other means determined by the Committee in its sole discretion and, with respect to Incentive Stock Options, reflected in the Award Agreement as of the date of grant.

        8.    Termination of Options.    Unless otherwise specifically provided by the Committee in the Award Agreement or any amendment thereto, Options will terminate as provided in this Section.

  (a)
  Unless sooner terminated under the provisions of this Section, Options will expire on the earlier of the date specified in the Award Agreement or the expiration of ten (10) years from the date of grant.

  (b)
  If the Continuous Service of a Participant is terminated for reason of Retirement, all outstanding options will become fully vested and the Participant may exercise all outstanding Options in full within the period of two (2) years immediately succeeding the Participant's Retirement.

  (c)
  If the Continuous Service of a Participant is terminated for Cause, all rights under any Options granted to the Participant will terminate immediately upon the Participant's cessation of Continuous Service, and the Participant will (unless the Committee, in its sole discretion, waives this requirement) repay to the Company within ten (10) days the amount of any gain realized by the Participant upon any exercise of an Option, awarded under this Plan, within the 90-day period prior to the cessation of Continuous Service.

  (d)
  If the Continuous Service of a Participant is terminated voluntarily by the Participant for any reason other than death, Disability, or Retirement, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant's cessation of Continuous Service, and in no event after the applicable expiration dates of the Options.

  (e)
  If the Continuous Service of a Participant is terminated by the Company without Cause, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of two (2) years immediately succeeding the Participant's cessation of Continuous Service, and in no event after the applicable expiration dates of the Options.

  (f)
  In the event of the Participant's death or Disability, the Participant or the Participant's beneficiary, as the case may be, may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of two (2) years immediately succeeding the Participant's cessation of Continuous Service by reason of death or Disability, and in no event after the applicable expiration date of the Options.

  (g)
  Notwithstanding the provisions of the foregoing paragraphs of this Section 8, the Committee may, in its sole discretion, establish different terms and conditions pertaining to the effect of the cessation of Continuous Service, to the extent permitted by applicable federal and state law.

        9.    Restrictive Covenants.    In its discretion, the Committee may condition the grant of any Award under the Plan upon the Participant agreeing to covenants in favor of the Company and/or any Affiliate (including, without limitation, covenants not to compete, not to solicit employees and customers, and not to disclose confidential information) that may have effect following the termination of employment with the Company or any Affiliate, and after the Award has been exercised, including, without limitation, the requirement to disgorge any profit, gain or other benefit received upon exercise of the Award prior to any breach of any covenant.

        10.    Incentive Stock Options

  (a)
  Incentive Stock Options may be granted only to Participants who are Employees. Any provisions of the Plan to the contrary notwithstanding, (a) no Incentive Stock Option will be granted more than ten (10) years from the earlier of the date the Plan is adopted by the Board of Directors of the Company or approved by the Company's Shareholders, (b) no Incentive Stock Option will be exercisable more than ten (10) years from the date the Incentive Stock Option is granted, (c) the Exercise Price of any Incentive Stock Option will not be less than the Market Value per Share on the date such Incentive Stock Option is granted, (d) any Incentive Stock Option will not be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and will be exercisable during the Participant's lifetime only by such Participant, (e) no Incentive Stock Option will be granted that would permit a Participant to acquire, through the exercise of Incentive Stock Options in any calendar year, under all plans of the Company and its Affiliates, Shares having an aggregate Market Value (determined as of the time any Incentive Stock Option is granted) in excess of $100,000 (determined by assuming that the Participant will exercise each Incentive Stock Option on the date that such Option first becomes exercisable), and (f) no Incentive Stock Option may be exercised more than three (3) months after the Participant's cessation of Continuous Service for reasons other than Disability or death of the Participant, or more than one (1) year after the Participant's cessation of Continuous Service due to the Disability or the death of the Participant. Notwithstanding the foregoing, in the case of any Participant who, at the date of grant, owns shares possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate, the Exercise Price of any Incentive Stock Option will not be less than 110% of the Market Value per Share on the date such Incentive Stock Option is granted and such Incentive Stock Option will not be exercisable more than five (5) years from the date such Incentive Stock Option is granted.

  (b)
  Notwithstanding any other provisions of the Plan, if for any reason an Option granted under the Plan that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option, such Option will be deemed to be a Non-Qualified Stock Option, and such Option will be deemed to be fully authorized and validly issued under the Plan.

        11.    Terms and Conditions of Restricted Shares.    The Committee will have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Shares and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Committee otherwise specifically provides in the Award Agreement, an Award of Restricted Shares will be subject to the following provisions:

  (a)
  At the time of an Award of Restricted Shares, the Committee will establish for each Participant a Restricted Period during which, or at the expiration of which, the Restricted Shares will vest. Subject to paragraph (e) of this Section, the Participant will have all the rights of a shareholder with respect to the Restricted Shares, including, but not limited to, the right to receive all dividends paid on the Restricted Shares and the right to vote the Restricted Shares. The Committee will have the authority, in its discretion, to accelerate the time at which any or all of the restrictions will lapse with respect to any Restricted Shares prior to the expiration of the Restricted Period, or to remove any or all restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the Restricted Period.

  (b)
  Subject to Section 17, if a Participant ceases Continuous Service for any reason, including death, before the Restricted Shares have vested, a Participant's rights with respect to the unvested portion of the Restricted Shares will terminate and be returned to the Company.

  (c)
  Each certificate issued in respect to Restricted Shares will be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and will bear the following (or a similar) legend:

    "The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) contained in the Great Lakes Chemical Corporation 2002 Stock Option and Incentive Plan and an Award Agreement entered into between the registered owner and Great Lakes Chemical Corporation. Copies of the Plan and Award Agreement are on file in the office of the Secretary of Great Lakes Chemical Corporation."

  (d)
  At the time of an Award of Restricted Shares, the Participant will enter into an Award Agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award.

  (e)
  At the time of an Award of Restricted Shares, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid on the Restricted Shares by the Company, or a specified portion thereof, will be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed with respect to the Restricted Shares, or (ii) the forfeiture of such Restricted Shares under paragraph (b) of this Section, and will be held by the Company for the account of the Participant until such time. In the event of deferral, there will be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends, together with accrued interest, will be made upon the earlier to occur of the events specified in (i) and (ii) of this paragraph.

  (f)
  At the expiration of the restrictions imposed by this Section, the Company will redeliver to the Participant the certificate(s) and stock powers, deposited with the Company pursuant to paragraph (c) of this Section and the Shares represented by the certificate(s) will be free of all restrictions.

  (g)
  No Award of Restricted Shares maybe assigned, transferred or encumbered.

        12.    Award of Restricted Share Units.    The Committee will have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Share Units and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Committee otherwise specifically provides in the Award Agreement, an Award of Restricted Share Units will be subject to the following provisions:

  (a)
  At the time of an Award of Restricted Share Units, the Committee will establish for each Participant a Restricted Period during which, or at the expiration of which, the Restricted Share Units will vest. The Committee will have the authority, in its discretion, to accelerate the time at which any and all of the restrictions will lapse with respect to any Restricted Share Units prior to the expiration of the Restricted Period, or to remove any or all restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the Restricted Period.

  (b)
  Subject to Section 17, if a Participant ceases Continuous Service for any reason, including death, before the Restricted Share Units have vested, a Participant's rights with respect to the unvested portion of the Restricted Share Units will terminate and be returned to the Company.

  (c)
  As soon as practicable following vesting, the Company shall deliver to the Participant the number of Shares equal to the number of Restricted Share Units that have vested, minus the number of Shares necessary to cover applicable withholding taxes.

        13.    Grant of SARs.    Subject to the terms and conditions of the Plan, an Award of SARs may be made to Participants at any time and from time to time as determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof as follows:

  (a)
  The Committee, subject to the limitations of the Plan, will have complete discretion to determine the terms and conditions (which need not be identical among all Participants) of SARs granted under the Plan. Each SAR Award will be evidenced by an Award Agreement specifying the terms and conditions of the Award, including its term, the Base Price and the conditions of exercise.

  (b)
  The Base Price of Shares with respect to a Tandem or Affiliated SAR Award will equal the Exercise Price of the Shares under the related Option.

  (c)
  Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. With respect to a Tandem SAR granted in connection with an Incentive Stock Option: (i) the Tandem SAR will expire no later than the expiration of the underlying Incentive Stock Option; (ii) the value of the payout with respect to the Tandem SAR will be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Market Value of the Shares subject to the underlying Incentive Stock Option at the time the Tandem SAR is exercised; and (iii) the Tandem SAR will be exercisable only when the Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

  d)
  Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

  (i)
  The difference between the Market Value of a Share on the date of exercise over the Base Price; times

  (ii)
  The number of Shares with respect to which the SAR Award is exercised.

  At the discretion of the Committee, payment for a SAR may be in cash, Shares or a combination thereof.

        14.    Performance Shares.    The Committee, in its sole discretion, may from time to time authorize the grant of Performance Shares upon the achievement of performance goals (which may be cumulative and/or alternative) as may be established, in writing, by the Committee based on any one or any combination of the following business criteria: (a) earnings per Share; (b) return on equity; (c) return on assets; (d) operating income; (e) market value per Share; (f) EBITDA; (g) cash flow; (h) net income (before or after taxes); (i) working capital or components thereof, (j) EVA®; (k) margin percentage or (l) the Company's stock price. As determined in the discretion of the Committee, performance goals may differ among Participants and/or relate to performance on a Company-wide or divisional basis. At the time as it is certified, in writing, by the Committee that the performance goals established by the Committee have been attained or otherwise satisfied within the Performance Cycle, the Committee will authorize the payment of cash in lieu of Performance Shares or the issuance of Performance Shares registered in the name of the Participant, or a combination of cash and Shares. The grant of an Award of Performance Shares will be evidenced by an Award Agreement containing the terms and conditions of the Award as determined by the Committee. To the extent required under Code section 162(m), the business criteria under which performance goals are determined by the Committee will be resubmitted to shareholders for reapproval no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Plan.

        Subject to Section 17, if the Participant ceases Continuous Service before the end of a Performance Cycle for any reason other than Retirement, Disability, or death, the Participant will forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle. The Committee, in its sole discretion, may establish guidelines providing that if a Participant ceases Continuous Service before the end of a Performance Cycle by reason of Retirement, Disability, or death, the Participant will be entitled to a prorated payment with respect to any Performance Shares that were being earned during the Performance Cycle.

        15.    Adjustments Upon Changes in Capitalization.    In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Company, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares, the Exercise Price of any outstanding Options and the Base Price of any outstanding SAR Awards with respect to which Awards theretofore have been granted under the Plan will be appropriately adjusted by the Committee to prevent the dilution or diminution of Awards. The Committee's determination with respect to any adjustments will be conclusive. Any Shares or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Shares will be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing the Shares or other securities will be legended and deposited with the Company in the manner provided in Section 11 of this Agreement.

        16.    Effect of Reorganization.    Unless otherwise provided by the Committee in the Award Agreement, Awards will be affected by a Reorganization as follows:

  (a)
  If the Reorganization is a dissolution or liquidation of the Company then (i) the restrictions on Restricted Shares and Restricted Share Units will lapse and (ii) each outstanding Option or SAR Award will terminate, but each Participant to whom the Option or SAR was granted will have the right, immediately prior to the dissolution or liquidation, to exercise the Option or SAR in full, notwithstanding the provisions of Section 10, and the Company will notify each Participant of such right within a reasonable period of time prior to any dissolution or liquidation.

  (b)
  If the Reorganization is a merger or consolidation, upon the effective date of the Reorganization (i) each Participant will be entitled, upon exercise of an Option in accordance with all of the terms and conditions of the Plan, to receive in lieu of Shares, shares or other securities or consideration as the holders of Shares are entitled to receive pursuant to the terms of the Reorganization; and (ii) each holder of Restricted Shares or Restricted Share Units will be entitled to receive shares or other securities as the holders of Shares received which will be subject to the restrictions set forth in Sections 11 and 12 unless the Committee accelerates the lapse of such restrictions and the certificate(s) or other instruments representing or evidencing the shares or other securities is legended and deposited with the Company in the manner provided in Section 11 of this Plan.

The adjustments contained in this Section and the manner of application of such provisions will be determined solely by the Committee.

        17.    Effect of Change in Control.    If the Continuous Service of any Participant of the Company or any Affiliate is involuntarily terminated, for whatever reason, at any time within twelve (12) months after a Change in Control, unless the Committee has otherwise provided in the Award Agreement, (a) any Restricted Period with respect to an Award of Restricted Shares and Restricted Share Units will lapse upon the Participant's termination of Continuous Service and all Restricted Shares and Restricted Share Units will become fully vested in the Participant to whom the Award was made; and (b) with respect to Performance Shares, the Participant will be entitled to receive a prorata payment of Shares to the same extent as if the Participant ceases Continuous Service by reason of Retirement under Section 14 of the Plan. If a tender offer or exchange offer for Shares (other than such an offer by the Company) is commenced, or if an event specified in paragraphs (c) or (d) of the definition of a Change in Control contained in Section 2 occurs, unless the Committee has otherwise provided in the Award Agreement, all Option and SAR Awards theretofore granted and not fully exercisable will become exercisable in full upon the happening of such event and will remain exercisable in accordance with their terms; provided, however, that no Option or SAR which has previously been exercised or otherwise terminated will become exercisable.

        18.    Assignments and Transfers.    Except as otherwise expressly authorized by the Committee in the Award Agreement or any amendment thereto during the lifetime of a Participant, no Award nor any right or interest of a Participant in any Award under the Plan may be assigned, encumbered or transferred otherwise than by will or the laws of descent and distribution.

        19.    Employee Rights Under the Plan.    No officer, Employee or other person will have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no officer, Employee or other person will have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken under the Plan will be construed as giving any Employee any right to be retained in the employ of the Company or any Affiliate.

        20.    Delivery and Registration of Shares.    The Company's obligation to deliver Shares with respect to an Award will, if the Committee requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee will determine to be necessary or advisable to comply with the provisions of the Securities Act or any other applicable federal or state securities laws. It may be provided that any representation requirement will become inoperative upon a registration of the Shares or other action eliminating the necessity of the representation under the Securities Act or other state securities laws. The Company will not be required to deliver any Shares under the Plan prior to (a) the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed, and (b) the completion of any registration or other qualification of the Shares under any state or federal law, rule or regulation, as the Company determines to be necessary or advisable.

        21.    Withholding Tax.    Prior to the delivery of any Shares or cash pursuant to an Award, the Company has the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned for a period of at least six months and having a value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount that the Committee determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined for these purposes. For these purposes, the value of the Shares to be withheld or delivered will be equal to the Market Value as of the date that the taxes are required to be withheld.

        22.    Termination, Amendment and Modification of Plan.    The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Code section 422 (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company's common stock is listed or quoted), shareholder approval of any Plan amendment will be obtained in the manner and to the degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan will in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or the transferee of the Award.

        23.    Repricing.    Notwithstanding any provision in the Plan to the contrary and except for adjustments made pursuant to Section 15 of the Plan (relating to the adjustment of Shares and related Awards upon certain changes in capitalization), the Exercise Price of any outstanding Option granted under the Plan and the Base Price of any outstanding SAR Award granted under the Plan may not be decreased after the date of grant nor may any outstanding Option or SAR Award granted under the Plan be surrendered to the Company as consideration for the grant of a new Option or SAR Award with a lower Exercise Price or Base Price, as applicable.

        24.    Effective Date and Term of Plan.    The Plan will become effective upon its adoption by the Board of Directors and shareholders of the Company. Unless sooner terminated pursuant to Section 22, no further Awards may be made under the Plan after ten (10) years from the effective date of the Plan.

        25.    Governing Law.    The Plan and Award Agreements will be construed in accordance with and governed by the internal laws of the State of Delaware.

Adopted by the Board of Directors of Great Lakes Chemical Corporation as of
February 12, 2002
Adopted by the Shareholders of Great Lakes Chemical Corporation as of
May 2, 2002
/s/ RICHARD J. KINSLEY Richard J. Kinsley, Senior Vice President Human Resources and Communications

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  Exhibit (10)(xv)